The CORPORATEplan for RetirementSM EXECUTIVE PLAN BASIC PLAN DOCUMENT IMPORTANT NOTE This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity. The Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. The Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer’s attorney prior to adoption. (07/2007) ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

CORPORATEplan for Retirement EXECUTIVE BASIC PLAN DOCUMENT ARTICLE 1 ADOPTION AGREEMENT ARTICLE 2 DEFINITIONS 2.01 - Definitions ARTICLE 3 PARTICIPATION 3.01 - Date of Participation 3.02 - Participation Following a Change in Status ARTICLE 4 CONTRIBUTIONS 4.01 - Deferral Contributions 4.02 - Matching Contributions 4.03 - Employer Contributions 4.04 - Election Forms ARTICLE 5 PARTICIPANTS' ACCOUNTS ARTICLE 6 INVESTMENT OF ACCOUNTS 6.01 - Manner of Investment 6.02 - Investment Decisions, Earnings and Expenses ARTICLE 7 RIGHT TO BENEFITS 7.01 - Retirement 7.02 - Death 7.03 - Separation from Service 7.04 - Vesting after Partial Distribution 7.05 - Forfeitures 7.06 - Change in Control 7.07 - Disability 7.08 - Directors ARTICLE 8 DISTRIBUTION OF BENEFITS 8.01 – Events Triggering and Form of Distributions 8.02 - Notice to Trustee 8.03 – Unforeseeable Emergency Withdrawals (07/2007) i ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

ARTICLE 9 AMENDMENT AND TERMINATION 9.01 - Amendment by Employer 9.02 - Termination ARTICLE 10 MISCELLANEOUS 10.01 - Communication to Participants 10.02 - Limitation of Rights 10.03 - Nonalienability of Benefits 10.04 - Facility of Payment 10.05 – Plan Records 10.06 - USERRA 10.07 - Governing Law ARTICLE 11 PLAN ADMINISTRATION 11.01 - Powers and Responsibilities of the Administrator 11.02 - Claims and Review Procedures (07/2007) ii ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

PREAMBLE It is the intention of the Employer to establish herein an unfunded plan maintained solely for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in ERISA. The Employer further intends that this Plan comply with Code section 409A, and the Plan is to be construed accordingly. If the Employer has previously maintained the Plan described herein pursuant to a previously existing plan document or description, the Employer’s adoption of this Plan document is an amendment and complete restatement of, and supersedes, such previously existing document or description with respect to benefits accrued or to be paid on or after the effective date of this document (except to the extent expressly provided otherwise herein). Article 1. Adoption Agreement. Article 2. Definitions. 2.01. Definitions. (a) Wherever used herein, the following terms have the meanings set forth below, unless a different meaning is clearly required by the context: (1) "Account" means an account established on the books of the Employer for the purpose of recording amounts credited to a Participant and any income, expenses, gains, or losses attributable thereto. (2) “Active Participant” means a Participant who is eligible to accrue benefits under a plan (other than earnings on amounts previously deferred) within the 24-month period ending on the date the Participant becomes a Participant under Section 3.01. Notwithstanding the above, however, a Participant is not an Active Participant if he has been paid all amounts deferred under the plan, provided that he was, on and before the date of the last payment, ineligible to continue or to elect to continue to participate in the plan for periods after such last payment (other than through an election of a different time and form of payment with respect to the amounts paid). (A) For purposes of Section 4.01(d), as used in the first paragraph of the definition of “Active Participant” above, “plan” means an account balance plan (or portion thereof) of the Employer or a Related Employer subject to Code section 409A pursuant to which the Participant is eligible to accrue benefits only if the Participant elects to defer compensation thereunder, and the “date the Participant becomes a Participant under Section 3.01” refers only to the date the Participant becomes a Participant with respect to Deferral Contributions. (B) For purposes of Section 8.01(a)(2), as used in the first paragraph of the definition of “Active Participant” above, “plan” means an account balance plan (or portion thereof) of the Employer or a Related Employer subject to Code section 409A pursuant to which the Participant is eligible to accrue benefits without any election by the Participant to defer compensation thereunder, and the “date the Participant becomes a Participant under Section 3.01” refers only to the date the Participant becomes a Participant with respect to Matching or Employer Contributions. (07/2007) 1 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

(3) "Administrator" means the Employer adopting this Plan (but excluding Related Employers) or other person designated by the Employer in Section 1.01(c). (4) "Adoption Agreement" means Article 1, under which the Employer establishes and adopts or amends the Plan and selects certain provisions of the Plan. The provisions of the Adoption Agreement are an integral part of the Plan. (5) "Beneficiary" means the person or persons entitled under Section 7.02 to receive benefits under the Plan upon the death of a Participant. (6) “Bonus” means any Performance-based Bonus or any Non-performance-based Bonus as listed and identified in the table in Section 1.05(a)(2) hereof. (7) “Change in Control” means a change in control with respect to the applicable corporation, as defined in 26 CFR section 1.409A-3(i)(5). For purposes of this definition “applicable corporation” means: (A) The corporation for which the Participant is performing services at the time of the change in control event; (B) The corporation(s) liable for payment hereunder (but only if either the accrued benefit hereunder is attributable to the performance of service by the Participant for such corporation(s) or there is a bona fide business purpose for such corporation(s) to be liable for such payment and, in either case, no significant purpose of making such corporation(s) liable for such benefit is the avoidance of Federal income tax); or (C) A corporate majority shareholder of one of the corporations described in (A) or (B) above or any corporation in a chain of corporations in which each corporation is a majority shareholder of another corporation in the chain, ending in a corporation identified in (A) or (B) above. (8) "Code" means the Internal Revenue Code of 1986, as amended from time to time. (9) "Compensation" means for purposes of Article 4: (A) If the Employer elects Section 1.04(a), such term as defined in such Section 1.04(a). (B) If the Employer elects Section 1.04(b), wages as defined in Code section 3401(a) and all other payments of compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code sections 6041(d) and 6051(a)(3), excluding any items elected by the Employer in Section 1.04(b), reimbursements or other expense allowances, fringe benefits (cash and non-cash), moving expenses, deferred compensation and welfare benefits, but including amounts that are not includable in the gross income of the Employee under a salary reduction agreement by reason of the application of Code section 125, 132(f)(4), 402(e)(3), 402(h) or 403(b). Compensation shall be determined without regard to any rules under Code section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code section 3401(a)(2)). (07/2007) 2 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

(C) If the Employer elects Section 1.04(c), any and all monetary remuneration paid to the Director by the Employer, including, but not limited to, meeting fees and annual retainers, and excluding items listed in Section 1.04(c). For purposes of this Section 2.01(a)(9), Compensation shall also include amounts deferred pursuant to an election under Section 4.01. (10) “Deferral Contribution” means a hypothetical contribution credited to a Participant’s Account as the result of the Participant’s election to reduce his Compensation in exchange for such credit, as described in Section 4.01. (11) “Director” means a person, other than an Employee, who is elected or appointed as a member of the board of directors of the Employer, with respect to a corporation, or to an analogous position with respect to an entity that is not a corporation. (12) “Disability” is described in Section 1.07(a)(2). (13) "Employee" means any employee of the Employer. (14) "Employer" means the employer named in Section 1.02(a) and any Related Employers listed in Section 1.02(b). (15) “Employer Contribution” means a hypothetical contribution credited to a Participant’s Account under the Plan as a result of the Employer’s crediting of such amount, as described in Section 4.03. (16) "Employment Commencement Date" means the date on which the Employee commences employment with the Employer. (17) "ERISA" means the Employee Retirement Income Security Act of 1974, as from time to time amended. (18) “Inactive Participant” means a Participant who is not an Employee or Director. (19) “Matching Contribution” means a hypothetical contribution credited to a Participant’s Account under the Plan as a result of the Employer’s crediting of such amount, as described in Section 4.02. (20) “Non-performance-based Bonus” means any Bonus listed under the column entitled “non- performance based” in Section 1.05(a)(2). (21) "Participant" means any Employee or Director who participates in the Plan in accordance with Article 3 (or formerly participated in the Plan and has an amount credited to his Account). (22) “Performance-based Bonus” means any Bonus listed under the column entitled “performance based” in Section 1.05(a)(2), which constitutes compensation, the amount of, or entitlement to, which is contingent on the satisfaction of pre-established organizational or individual performance criteria relating to a performance period of at least 12 consecutive months and which is further defined in 26 CFR section 1.409A-1(e). (23) "Permissible Investment" means the investments specified by the Employer as available for hypothetical investment of Accounts. The Permissible Investments under the Plan are listed in the Service Agreement, and the provisions of the Service Agreement listing the Permissible Investments are hereby incorporated herein. (07/2007) 3 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

(24) "Plan" means the plan established by the Employer as set forth herein as a new plan or as an amendment to an existing plan, such establishment to be evidenced by the Employer’s execution of the Adoption Agreement, together with any and all amendments hereto. (25) "Related Employer" means any employer other than the Employer named in Section 1.02(a), if the Employer and such other employer are members of a controlled group of corporations (as defined in Code section 414(b)) or trades or businesses (whether or not incorporated) under common control (as defined in Code section 414(c)). (26) “Separation from Service” means the date the Participant retires or otherwise has a termination of employment (or a termination of the contract pursuant to which the Participant has provided services as a Director, for a Director Participant) with the Employer and all Related Employers, as further defined in 26 CFR section 1.409A-1(h); provided, however, that (A) For purposes of this paragraph (26), the definition of “Related Employer” shall be modified as follows: (i) In applying Code section 1563(a)(1), (2) and (3) for purposes of determining a controlled group of corporations under Code section 414(b), the phrase “at least 50%” shall be used instead of “at least 80 percent” each place “at least 80 percent” appears in Code section 1563(a)(1), (2) and (3); and (ii) In applying 26 CFR section 1.414(c)-2 for purposes of determining trades or business (whether or not incorporated) under common control for purposes of Code section 414(c), the phrase “at least 50%” shall be used instead of “at least 80 percent” each place “at least 80 percent” appears in 26 CFR section 1.414(c)-2. (B) In the event a Participant provides services to the Employer or a Related Employer as an Employee and a Director, (i) The Employee Participant’s services as a Director are not taken into account in determining whether the Participant has a Separation from Service as an Employee; and (ii) The Director Participant’s services as an Employee are not taken into account in determining whether the Participant has a Separation from Service as a Director provided that this Plan is not aggregated with a plan subject to Code section 409A in which the Director Participant participates as an employee of the Employer or a Related Employer or in which the Employee Participant participates as a director (or a similar position with respect to a non-corporate entity) of the Employer or a Related Employer, as applicable, pursuant to 26 CFR section 1.409A-1(c)(2)(ii). (27) “Service Agreement” means the agreement between the Employer and Trustee regarding the arrangement between the parties for recordkeeping services with respect to the Plan. (28) “Specified Employee,” (unless defined by the Employer in a separate writing, in which case such writing is hereby incorporated herein) means a Participant who meets the requirements in 26 CFR section 1.409A-1(i) applying the default definition components provided in such regulation (those that would apply absent elections, as described in 26 CFR section 1.409A-1(i)(8)), including an identification date of December 31. In the event that such default definition components are applicable, the Employer has elected Section 1.01(b)(2) and, immediately prior to the date in Section 1.01(b)(2), the Plan applied an identification date (the “prior date”) other than the December 31, the prior date shall continue to apply, and December 31 shall not apply, until the date that is 12 months after the date in Section 1.01(b)(2). (07/2007) 4 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

(29) "Trust" means the trust created by the Employer, pursuant to the Trust agreement between the Employer and the Trustee, under which assets are held, administered, and managed, subject to the claims of the Employer's creditors in the event of the Employer's insolvency, until paid to Participants and their Beneficiaries as specified in the Plan. (30) "Trust Fund" means the property held in the Trust by the Trustee. (31) "Trustee" means the individual(s) or entity appointed by the Employer under the Trust agreement. (32) “Unforeseeable Emergency” is as defined in 26 CFR section 1.409A-3(i)(3)(i). (33) “Year of Service” is as defined in Section 7.03(b) for purposes of the elapsed time method and in Section 7.03(c) for purposes of the class year method. (b) Pronouns used in the Plan are in the masculine gender but include the feminine gender unless the context clearly indicates otherwise. Article 3. Participation. 3.01. Date of Participation. An Employee or Director becomes a Participant on the date such Employee’s or Director’s participation becomes effective (as described in Section 1.03). 3.02. Participation following a Change in Status. (a) If a Participant ceases to be an Employee or Director and thereafter resumes the same status he had as a Participant during his immediately previous participation in the Plan (as an Employee if previously a Participant as an Employee and as a Director if previously a Participant as a Director), he will again become a Participant immediately upon resumption of such status, provided, however, that if such Participant is a Director, he is an eligible Director upon resumption of such status (as defined in Section 1.03(b)), and provided, further, that if such Participant is an Employee, he is an eligible Employee upon resumption of such status (as defined in Section 1.03(a)). Deferral Contributions to such Participant’s Account thereafter, if any, shall be subject to (1) or (2) below. (1) If the Participant resumes such status during a period for which such Participant had previously made a valid deferral election pursuant to Section 4.01, he shall immediately resume such Deferral Contributions. Deferral Contributions applicable to periods thereafter shall be made pursuant to the election and other rules described in Section 4.01. (2) If the Participant resumes such status after the period described in the first sentence of paragraph (1) of this Section 3.02, any Deferral Contributions with respect to such Participant shall be made pursuant to the election and other rules described in Section 4.01. (b) When an individual who is a Participant due to his status as an eligible Employee (as defined in Section 1.03(a)) continues in the employ of the Employer or Related Employer but ceases to be an eligible Employee, the individual shall not receive an allocation of Matching or Employer Contributions for the period during which he is not an eligible Employee. Such Participant shall continue to make Deferral Contributions throughout the remainder of the applicable period (as described in Section 4.01) in which such change in status occurs, if, and as, applicable. (07/2007) 5 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

(c) When an individual who is a Participant due to his status as an eligible Director (as defined in Section 1.03(b)) continues his directorship with the Employer or a Related Employer but ceases to be an eligible Director, the individual shall not receive an allocation of Matching or Employer Contributions for the period during which he is not an eligible Director. Such Participant shall continue to make Deferral Contributions throughout the remainder of the applicable period (as described in Section 4.01) in which such change in status occurs, if, and as, applicable. Article 4. Contributions. 4. 01 Deferral Contributions. If elected by the Employer pursuant to Section 1.05(a) and/or 1.06(a), a Participant described in such applicable Section may elect to reduce his Compensation by a specified percentage or dollar amount. The Employer shall credit an amount to the Participant’s Account equal to the amount of such reduction. Except as otherwise provided in this Section 4.01, such election shall be effective to defer Compensation relating to all services performed in the calendar year beginning after the calendar year in which the Participant executes the election. Under no circumstances may a salary reduction agreement be adopted retroactively. If the Employer has elected to apply Section 1.05(a)(2), no amount will be deducted from Bonuses unless the Participant has made a separate deferral election applicable to such Bonuses. A Participant’s election to defer Compensation may be changed at any time before the last permissible date for making such election, at which time such election becomes irrevocable. Notwithstanding anything herein to the contrary, the conditions under which a Participant may make a deferral election as provided in the applicable salary reduction agreement are hereby incorporated herein and supersede any otherwise inconsistent Plan provision. (a) Performance Based Bonus. With respect to a Performance-based Bonus, a separate election made pursuant to Section 1.05(a)(2) will be effective to defer such Bonus if made no later than 6 months before the end of the period during which the services on which such Performance- based Bonus is based are performed. (b) Fiscal Year Bonus. With respect to a Bonus relating to a period of service coextensive with one or more consecutive fiscal years of the Employer, of which no amount is paid or payable during the service period, a separate election pursuant to Section 1.05(a)(2) will be effective to defer such Bonus if made no later than the close of the Employer’s fiscal year next preceding the first fiscal year in which the Participant performs any services for which such Bonus is payable. (c) Cancellation of Salary Reduction Agreement. (1) The Administrator may cancel a Participant’s salary reduction agreement pursuant to the provisions of 26 CFR section 1.409A-3(j)(4)(viii) in connection with the Participant’s Unforeseeable Emergency. To the extent required pursuant to the application of 26 CFR section 1.401(k)-1(d)(3) (or any successor thereto), a Participant’s salary reduction agreement shall be automatically cancelled. (2) The Administrator may cancel a Participant’s salary reduction agreement pursuant to the provisions of 26 CFR section 1.409A-3(j)(4)(xii) in connection with the Participant’s disability. Such cancellation must occur by the later of the end of the Participant’s taxable year or the 15th day of the third month following the date the Participant incurs a disability. For purposes of this paragraph (2), a disability is any medically determinable physical or mental impairment resulting in the Participant’s inability to perform the duties of his or her position or any substantially similar position, where such impairment can be expected to result in death or can be expected to last for a continuous period of not less than six months. (07/2007) 6 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

In no event may the Participant, directly or indirectly, elect such a cancellation. A cancellation pursuant to this subsection (c) shall apply only to Compensation not yet earned. (d) Initial Deferral Election. Notwithstanding the above, if the Participant is not an Active Participant, the Participant may make an election to defer Compensation within 30 days after the Participant becomes a Participant, which election shall be effective with respect to Compensation payable for services performed during the calendar year (or other deferral period described in (a) or (b) above, as applicable) and after the date of such election. For Compensation that is earned based upon a specified performance period (e.g., an annual bonus) an election pursuant to this subsection (d) will be effective to defer an amount equal to the total amount of the Compensation for the performance period multiplied by the ratio of the number of days remaining in the performance period after the election over the total number of days in the performance period. 4.02. Matching Contributions. If so provided by the Employer in Section 1.05(b) and/or 1.06(b)(1), the Employer shall credit a Matching Contribution to the Account of each Participant entitled to such Matching Contribution. The amount of the Matching Contribution shall be determined in accordance with Section 1.05(b) and/or 1.06(b)(1), as applicable, provided, however, that the Matching Contributions credited to the Account of a Participant pursuant to Section 1.05(b)(2) shall be limited pursuant to (a) and (b) below: (a) The sum of Matching Contributions made on behalf of a Participant pursuant to Section 1.05(b)(2) for any calendar year and any other benefits the Participant accrues pursuant to another plan subject to Code section 409A as a result of such Participant’s action or inaction under a qualified plan with respect to elective deferrals and other employee pre-tax contributions subject to the contribution restrictions under Code section 401(a)(30) or 402(g) shall not result in an increase in the amounts deferred under all plans subject to Code section 409A in which the Participant participates in excess of the limit with respect to elective deferrals under Code section 402(g)(1)(A), (B) and (C) in effect for the calendar year in which such action or inaction occurs; and (b) The Matching Contributions made on behalf of a Participant pursuant to Section 1.05(b)(2) shall never exceed 100% of the matching amounts that would be provided under the qualified employer plan identified in Section 1.05(b)(2) absent any plan-based restrictions that reflect limits on qualified plan contributions under the Code. 4.03. Employer Contributions. If so provided by the Employer in Section 1.05(c)(1) and/or 1.06(b)(2), the Employer shall make an Employer Contribution to be credited to the Account of each Participant entitled thereto in the amount provided in such Section(s). If so provided by the Employer in Section 1.05(c)(2) and/or 1.06(b)(3), the Employer may make an Employer Contribution to be credited to the Account maintained on behalf of any Participant in such an amount as the Employer, in its sole discretion, shall determine, subject to the provisions of the applicable Section. 4.04. Election Forms. Notwithstanding anything herein to the contrary, the terms of an election form with respect to the conditions under which a Participant may make any election hereunder, as provided in such form (whether electronic or otherwise) are hereby incorporated herein and supersede any otherwise inconsistent Plan provision. Article 5. Participants' Accounts. The Administrator will maintain an Account for each Participant, reflecting hypothetical contributions credited to the Participant, along with hypothetical earnings, expenses, gains and losses, pursuant to the terms hereof. A hypothetical contribution shall be credited to the Account of a Participant on the date determined by the Employer and accepted by the Plan recordkeeper. The Administrator will maintain such other accounts and records as it deems appropriate to the discharge of its duties under the Plan. (07/2007) 7 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

Article 6. Investment of Accounts. 6.01. Manner of Investment. All amounts credited to the Accounts of Participants shall be treated as though invested and reinvested only in Permissible Investments. 6.02. Investment Decisions, Earnings and Expenses. Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed by the Employer or by each Participant, or both, in accordance with Section 1.09. All dividends, interest, gains, and distributions of any nature that would be earned on a Permissible Investment will be credited to the Account as though reinvested in additional shares of that Permissible Investment. Expenses that would be attributable to such investments shall be charged to the Account of the Participant. Article 7. Right to Benefits. 7.01. Retirement. If provided by the Employer in Section 1.08(e)(1), the Account of a Participant or an Inactive Participant who attains retirement eligibility prior to a Separation from Service will be 100% vested. 7.02. Death. If provided by the Employer in Section 1.08(e)(2), the Account of a Participant or former Participant who dies before the distribution of his entire Account will be 100% vested, provided that at the time of his death he is earning Years of Service. A Participant may designate a Beneficiary or Beneficiaries, or change any prior designation of Beneficiary or Beneficiaries, by giving notice to the Administrator on a form designated by the Administrator. If more than one person is designated as the Beneficiary, their respective interests shall be as indicated on the designation form. A copy of the death certificate or other sufficient documentation must be filed with and approved by the Administrator. If upon the death of the Participant there is, in the opinion of the Administrator, no designated Beneficiary for part or all of the Participant's Account, such amount will be paid to his surviving spouse or, if none, to his estate (such spouse or estate shall be deemed to be the Beneficiary for purposes of the Plan). If a Beneficiary dies after benefits to such Beneficiary have commenced, but before they have been completed, and, in the opinion of the Administrator, no person has been designated to receive such remaining benefits, then such benefits shall be paid to the deceased Beneficiary's estate. A distribution to a Beneficiary of a Specified Employee is not considered to be a payment to a Specified Employee for purposes of Sections 1.07 and 8.01(e). 7.03. Separation from Service. (a) General. If provided by the Employer in Section 1.08, and subject to Section 1.08(e)(2), if a Participant has a Separation from Service, he will be entitled to a benefit equal to (i) the vested percentage(s) of the value of the Matching and Employer Contributions credited to his Account, as adjusted for income, expense, gain, or loss, such percentage(s) determined in accordance with the vesting schedule(s) and methodology selected by the Employer in Section 1.08, and (ii) the value of the Deferral Contributions to his Account as adjusted for income, expense, gain, or loss. The amount payable under this Section 7.03 will be distributed in accordance with Article 8. (07/2007) 8 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

(b) Elapsed Time Vesting. Unless otherwise provided by the Employer in Section 1.08, vesting shall be determined based on the elapsed time method. For purposes of the elapsed time method, "Years of Service" means, with respect to any Participant or Inactive Participant, the number of whole years of his periods of service with the Employer and any Related Employers (as defined in Section 2.01(a)(26)(A)), subject to any exclusion elected by the Employer in Section 1.08(c). A Participant or Inactive Participant will receive credit for the aggregate of all time period(s) commencing with his Employment Commencement Date and ending on the date a break in service begins, unless any such years are excluded by Section 1.08(c). A Participant or Inactive Participant will also receive credit for any period of severance of less than 12 consecutive months. Fractional periods of a year will be expressed in terms of days. A break in service is a period of severance of at least 12 consecutive months. A “period of severance” is a continuous period of time beginning on the date the Participant or Inactive Participant incurs a Separation from Service, or if earlier, the 12-month anniversary of the date on which the Participant or Inactive Participant was otherwise first absent from service. Notwithstanding the above, the Employer shall comply with any service crediting rules to the extent required by applicable law. (c) Class Year Vesting. If provided by the Employer in Section 1.08, a Participant’s or Inactive Participant’s vested percentage in the Matching Contributions and/or Employer Contributions portion(s) of his Account shall be determined pursuant to the class year method. Pursuant to such method, amounts attributable to the applicable contribution types are assigned to “class years” established in the records of the Plan. Such class years are years (calendar or non- calendar) to which the contribution is assigned by the Administrator, as described in the Service Agreement between the Trustee and the Employer. The Participant’s or Inactive Participant’s vested percentage in amounts attributable to a particular contribution is determined from the beginning of the applicable class year to the date the Participant or Inactive Participant incurs a Separation from Service. For purposes of the class year method, a Participant or Inactive Participant is credited with a Year of Service on the first day of each such class year. 7.04. Vesting after Partial Distribution. If a distribution from a Participant's Account has been made to him at a time when his Account is less than 100% vested, the vesting schedule in Section 1.08 will thereafter apply only to amounts in his Account attributable to Matching Contributions and Employer Contributions credited after such distribution. The balance of his Account attributable to Matching Contributions and Employer Contributions immediately after such distribution will be subject to the following for the purpose of determining his interest therein. At any relevant time prior to a forfeiture of any portion thereof under Section 7.05, a Participant's nonforfeitable interest in the portion of his Account described in the sentence immediately above will be equal to P(AB + (RxD))-(RxD), where P is the nonforfeitable percentage at the relevant time determined under Section 1.08; AB is the account balance of such portion at the relevant time; D is the amount of the distribution; and R is the ratio of the account balance of such portion at the relevant time to the account balance of such portion after distribution. Following a forfeiture of any portion of such portion under Section 7.05 below, any balance with respect to such portion will remain fully vested and nonforfeitable. 7.05. Forfeitures. Once payments are to commence to a Participant or Inactive Participant hereunder, the portion of such Account subject to the same payment commencement date but not yet vested, if any, (determined by his vested percentage at such payment commencement date) will be forfeited by him 7.06. Change in Control. If the Employer has elected to apply Section 1.07(a)(3)(D), then, upon a Change in Control, notwithstanding any other provision of the Plan to the contrary, all Participant Accounts shall be 100% vested. (07/2007) 9 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

7.07. Disability. If the Employer has elected to apply Section 1.08(e)(3), then, upon the date a Participant incurs a Disability, as defined in Section 1.07(a)(2), notwithstanding any other provision of the Plan to the contrary, all Accounts of such Participant shall be 100% vested. 7.08. Directors. Notwithstanding any other provision of the Plan to the contrary, all Accounts of a Participant who is a Director shall be 100% vested at all times, including Accounts attributable to the Participant’s service as an Employee, if any. Article 8. Distribution of Benefits. 8.01 Events Triggering, and Form of, Distributions. (a) Events triggering the distribution of benefits and the form of such distributions are described in Section 1.07(a), pursuant to the Employer’s election and/or the Participant’s election, as applicable. (1) With respect to the form and time of distribution of amounts attributable to a Deferral Contribution, a Participant election must be made no later than the time by which the Participant must elect to make a Deferral Contribution, as described in Section 4.01. (2) With respect to the form and time of distribution of amounts attributable to Matching or Employer Contributions, a Participant election must be made no later than the time by which a Participant would be required to make a Deferral Contribution as described in Section 4.01 with respect to the calendar year for which the Matching and/or Employer Contributions are credited. For purposes of applying Section 4.01(d) “Active Participant” shall have the meaning assigned in Section 2.01(a)(2)(B). (3) Notwithstanding anything herein to the contrary, an election choosing a distribution trigger and payment method pursuant to Section 1.07(a)(1) will only be effective with respect to amounts attributable to contributions credited to the Participant’s Account for the calendar year (or other deferral period described in 4.01(a) or (b)) to which such election relates. Amounts attributable to contributions credited to a Participant's account prior to the effective date of any new election will not be affected and will be paid in accordance with the otherwise applicable election. (b) If the Employer elects to permit a distribution election change pursuant to Section 1.07(b), then any such distribution election change must satisfy (1) through (3) below: (1) Such election may not take effect until at least 12 months after the date on which such election is made. (2) In the case of an election related to a payment not on account of Disability, death or the occurrence of an Unforeseeable Emergency, the payment with respect to which such election is made must be deferred for a period of not less than five years from the date such payment would otherwise have been paid (or in the case of installment payments, five years from the date the first amount was scheduled to be paid). (07/2007) 10 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

(3) Any election related to a payment at a specified time or pursuant to a fixed schedule may not be made less than 12 months prior to the date the payment is scheduled to be paid (or in the case of installment payments, 12 months prior to the date the first amount was scheduled to be paid). With respect to any initial distribution election, a Participant shall in no event be permitted to make more than one distribution election change. (c) A Participant’s entitlement to installments will not be treated as an entitlement to a series of separate payments. (d) If the Plan does not provide for Plan-level payment triggers pursuant to Section 1.07(a)(3), and the Participant does not designate in the manner prescribed by the Administrator the method of distribution, and/or the distribution trigger (if and as required), such method of distribution shall be a lump sum at Separation from Service. (e) Notwithstanding anything herein to the contrary, with respect to any Specified Employee, if the applicable payment trigger is Separation from Service, then payment shall not commence before the date that is six months after the date of Separation from Service (or, if earlier, the date of death of the Specified Employee, pursuant to Section 7.02). Payments to which a Specified Employee would otherwise be entitled during the first six months following the date of Separation from Service are delayed by six months. (f) Notwithstanding anything herein to the contrary, the Administrator may, in its discretion, automatically pay out a Participant’s vested Account in a lump sum, provided that such payment satisfies the requirements in (1) through (3) below: (1) Such payment results in the termination and liquidation of the entirety of the Participant’s interest under the plan (as defined in 26 CFR section 1.409A-1(c)(2)), including all agreements, methods, programs, or other arrangements with respect to which deferrals of compensation are treated as having been deferred under a single nonqualified deferred compensation plan under 26 CFR section 1.409A-1(c)(2); (2) Such payment is not greater than the applicable dollar amount under Code section 402(g)(1)(B); and (3) Such exercise of Administrator discretion is evidenced in writing no later than the date of such payment. (g) Notwithstanding anything herein to the contrary, the Administrator may, in its discretion, delay a payment otherwise required hereunder to a date after the designated payment date due to any of the circumstances described in (1) through (4) below, provided that the Administrator treats all payments to similarly situated Participants on a reasonably consistent basis. (1) In the event the Administrator reasonably anticipates that, if the payment were made as scheduled, the Employer’s deduction with respect to such payment would not be permitted due to the application of Code section 162(m), provided the delay complies with the conditions in 26 CFR section 1.409A-2(b)(7)(i). (2) In the event the Administrator reasonably anticipates that the making of such payment will violate Federal securities laws or other applicable law, provided the delay complies with the conditions in 26 CFR section 1.409A-2(b)(7)(ii). (3) Upon such other events and conditions as the Commissioner of the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin. (07/2007) 11 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

(4) Upon a change in control event, provided the delay complies with conditions in 26 CFR section 1.409A-3(i)(5)(iv). (h) Notwithstanding anything herein to the contrary, the Administrator may provide an election to change the time or form of a payment hereunder to satisfy the requirements of the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended, 38 USC sections 4301 through 4344. 8.02. Notice to Trustee. The Administrator will provide direction to the Trustee, as provided in the Trust agreement, whenever any Participant or Beneficiary is entitled to receive benefits under the Plan. The Administrator's notice shall indicate the form, amount and frequency of benefits that such Participant or Beneficiary shall receive. 8.03. Unforeseeable Emergency Withdrawals. Notwithstanding anything herein to the contrary, a Participant may apply to the Administrator to withdraw some or all of his Account if such withdrawal is made on account of an Unforeseeable Emergency as determined by the Administrator in accordance with the requirements of and subject to the limitations provided in 26 CFR section 1.409A-3(i)(3). Article 9. Amendment and Termination. 9.01 Amendment by Employer. The Employer reserves the authority to amend the Plan in its discretion. Any such amendment notwithstanding, no Participant's Account shall be reduced by such amendment below the amount to which the Participant would have been entitled if he had voluntarily left the employ of the Employer immediately prior to the date of the change. 9.02. Termination. The Employer has no obligation or liability whatsoever to maintain the Plan for any length of time and may terminate the Plan at any time by written notice delivered to the Trustee without any liability hereunder for any such discontinuance or termination. Such termination shall comply with 26 CFR section 1.409A-3(j)(4)(ix) and other applicable guidance. Article 10. Miscellaneous. 10.01. Communication to Participants. The Plan will be communicated to all Participants by the Employer promptly after the Plan is adopted. 10.02. Limitation of Rights. Neither the establishment of the Plan and the Trust, nor any amendment thereof, nor the creation of any fund or account, nor the payment of any benefits, will be construed as giving to any Participant or other person any legal or equitable right against the Employer, Administrator or Trustee, except as provided herein; in no event will the terms of employment or service of any individual be modified or in any way affected hereby. 10.03. Nonalienability of Benefits. The benefits provided hereunder will not be subject to alienation, assignment, garnishment, attachment, execution or levy of any kind, either voluntarily or involuntarily, and any attempt to cause such benefits to be so subjected will not be recognized, except to such extent as may be required by law and as provided pursuant to a domestic relations order (defined in Code section 414(p)(1)(B)), as determined by the Administrator. Pursuant to a domestic relations order, payments may be accelerated to a time sooner, and pursuant to a schedule more rapid, than the time and schedule applicable in the absence of the domestic relations order, provided that such payment pursuant to such order is not made to the Participant and provided further that this provision shall not be construed to provide the Participant discretion regarding whether such payment time or schedule will be accelerated. (07/2007) 12 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

10.04. Facility of Payment. In the event the Administrator determines, on the basis of medical reports or other evidence satisfactory to the Administrator, that the recipient of any benefit payments under the Plan is incapable of handling his affairs by reason of minority, illness, infirmity or other incapacity, the Administrator may disburse such payments, or direct the Trustee to disburse such payments, as applicable, to a person or institution designated by a court which has jurisdiction over such recipient or a person or institution otherwise having the legal authority under State law for the care and control of such recipient. The receipt by such person or institution of any such payments shall be complete acquittance therefore, and any such payment to the extent thereof, shall discharge the liability of the Trust for the payment of benefits hereunder to such recipient. 10.05. Plan Records. The Administrator shall maintain the records of the Plan on a calendar-year basis. 10.06. USERRA. Notwithstanding anything herein to the contrary, the Administrator shall permit any Participant election and make any payments hereunder required by the Uniformed Services Employment and Reemployment Rights Act of 1994, as amended, 38 USC 4301-4334. 10.07. Governing Law. The Plan and the accompanying Adoption Agreement will be construed, administered and enforced according to ERISA, and to the extent not preempted thereby, the laws of the State in which the Employer has its principal place of business, without regard to the conflict of laws principles of such State. Article 11. Plan Administration. 11.01. Powers and Responsibilities of the Administrator. The Administrator has the full power and the full responsibility to administer the Plan in all of its details, subject, however, to the applicable requirements of ERISA. The Administrator's powers and responsibilities include, but are not limited to, the following: (a) To make and enforce such rules and regulations as it deems necessary or proper for the efficient administration of the Plan; (b) To interpret the Plan, its interpretation thereof in good faith to be final and conclusive on all persons claiming benefits under the Plan; (c) To decide all questions concerning the Plan and the eligibility of any person to participate in the Plan; (d) To administer the claims and review procedures specified in Section 11.02; (e) To compute the amount of benefits which will be payable to any Participant, former Participant or Beneficiary in accordance with the provisions of the Plan; (f) To determine the person or persons to whom such benefits will be paid; (g) To authorize the payment of benefits; (h) To appoint such agents, counsel, accountants, and consultants as may be required to assist in administering the Plan; and (i) By written instrument, to allocate and delegate its responsibilities, including the formation of an administrative committee to administer the Plan. (07/2007) 13 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

11.02. Claims and Review Procedures. (a) Claims Procedure. If any person believes he is being denied any rights or benefits under the Plan, such person may file a claim in writing with the Administrator. If any such claim is wholly or partially denied, the Administrator will notify such person of its decision in writing. Such notification will contain (i) specific reasons for the denial, (ii) specific reference to pertinent Plan provisions, (iii) a description of any additional material or information necessary for such person to perfect such claim and an explanation of why such material or information is necessary, and (iv) information as to the steps to be taken if the person wishes to submit a request for review, including a statement of the such person’s right to bring a civil action under ERISA section 502(a) following as adverse determination upon review. Such notification will be given within 90 days after the claim is received by the Administrator (or within 180 days, if special circumstances require an extension of time for processing the claim, and if written notice of such extension and circumstances is given to such person within the initial 90-day period). If the claim concerns disability benefits under the Plan, the Plan Administrator must notify the claimant in writing within 45 days after the claim has been filed in order to deny it. If special circumstances require an extension of time to process the claim, the Plan Administrator must notify the claimant before the end of the 45-day period that the claim may take up to 30 days longer to process. If special circumstances still prevent the resolution of the claim, the Plan Administrator may then only take up to another 30 days after giving the claimant notice before the end of the original 30-day extension. If the Plan Administrator gives the claimant notice that the claimant needs to provide additional information regarding the claim, the claimant must do so within 45 days of that notice. (b) Review Procedure. Within 60 days after the date on which a person receives a written notice of a denied claim (or, if applicable, within 60 days after the date on which such denial is considered to have occurred), such person (or his duly authorized representative) may (i) file a written request with the Administrator for a review of his denied claim and of pertinent documents and (ii) submit written issues and comments to the Administrator. This written request may include comments, documents, records, and other information relating to the claim for benefits. The claimant shall be provided, upon the claimant’s request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits. The review will take into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination. The Administrator will notify such person of its decision in writing. Such notification will be written in a manner calculated to be understood by such person and will contain specific reasons for the decision as well as specific references to pertinent Plan provisions. The decision on review will be made within 60 days after the request for review is received by the Administrator (or within 120 days, if special circumstances require an extension of time for processing the request, such as an election by the Administrator to hold a hearing, and if written notice of such extension and circumstances is given to such person within the initial 60-day period). The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan expects to render the determination on review. If the initial claim was for disability benefits under the Plan and has been denied by the Plan Administrator, the claimant will have 180 days from the date the claimant received notice of the claim’s denial in which to appeal that decision. The review will be handled completely independently of the findings and decision made regarding the initial claim and will be processed by an individual who is not a subordinate of the individual who denied the initial claim. If the claim requires medical judgment, the individual handling the appeal will consult with a medical professional whom was not consulted regarding the initial claim and who is not a subordinate of anyone consulted regarding the initial claim and identify that medical professional to the claimant. (07/2007) 14 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company

The Plan Administrator shall provide the claimant with written notification of a plan’s benefit determination on review. In the case of an adverse benefit determination, the notification shall set forth, in a manner calculated to be understood by the claimant – the specific reason or reasons for the adverse determinations, reference to the specific plan provisions on which the benefit determination is based, a statement that the claimant is entitled to receive, upon the claimant’s request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim for benefits. (07/2007) 15 ECM NQ 2007 BPD © 2007 Fidelity Management & Research Company